                                   EXHIBIT 10(b)

                                                                     Document 2

                                  AMENDMENT NO. 3
                                        AND
                              FORBEARANCE TO AND UNDER
                           THE REVOLVING CREDIT AGREEMENT


     AMENDMENT NO. 3 AND FORBEARANCE (this "AMENDMENT AND FORBEARANCE"), dated as of December 4, 1998, to and under the Credit Agreement, dated as of March 18, 1998, by and among ROBOTIC VISION SYSTEMS, INC., a Delaware corporation
(the "BORROWER"), the Lenders party thereto and THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") as heretofore amended and as may heretofore be amended, modified and supplemented from time to time (the "CREDIT AGREEMENT").

                                     RECITALS

     A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     B. As more fully described on Schedule I hereto (i) certain Events of Default have occurred and are continuing as of the fiscal quarter ended September 30, 1998 (the "EXISTING EVENTS OF DEFAULT") and (ii) certain additional Events of Default are anticipated to occur in the future during the period ended January 29, 1999 (the "ANTICIPATORY EVENTS OF DEFAULT"; and together with the Existing Events of Default, the "FORBEARANCE EVENTS OF DEFAULT")).

     C. The Borrower has requested that the Administrative Agent and the Lenders agree (i) to amend certain provisions of the Credit Agreement to provide for the application of the gross proceeds from the sale of the Borrower's Aircraft Safety Division, (ii) to consent, pursuant to the terms of the Credit Agreement, to the sale of the Borrower's Aircraft Safety Division, (iii) to release from the liens created pursuant to the Security Agreement referred to in the Credit Agreement the assets of the Borrower's Aircraft Safety Division, and (iv) to forbear from exercising rights under the Loan Documents with respect to the Forbearance Events of Default, in each case to the extent and in the manner set forth below, and the Administrative Agent and the Lenders executing this Amendment and Forbearance are willing to do so subject to the terms and conditions hereof.

     In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. FORBEARANCE. (a) The Administrative Agent, the Lenders and the Borrower hereby acknowledge the existence, as of the date hereof, of the Existing Events of Default, and hereby acknowledge the future occurrence, on the dates described on Schedule I hereto, of the Anticipatory Events of Default. Subject to the satisfaction of the conditions set forth in Section 3 hereof and so long as no Event of Default (other than the Forbearance Events of Default) shall have occurred and be continuing under the Credit Agreement, the Administrative Agent and the Lenders hereby agree to forbear, until the expiration of the Forbearance Period, from commencing any lawsuit or taking any action to enforce any of their respective and remedies under the Loan Documents (including, without limitation, disposing of or collecting upon any Collateral granted to secure payment under the Loan Documents) in connection with the Forbearance Events of Default; PROVIDED, HOWEVER, that such forbearance shall extend only to the foregoing specific Forbearance Events of Default and not to any other Defaults or Events of Default now existing or occurring after the Amendment No. 3 Effective Date and shall not in any way or manner restrict the Administrative Agent or the Lenders from exercising any rights or remedies they may have after the expiration or termination of the Forbearance Period.

    (b) The Administrative Agent and the Lenders hereby agree that during the Forbearance Period, the provisions of Section 3.1(b) of the Credit Agreement shall not apply and the default rate of interest described in such section shall not accrue and shall not be deemed to have accrued, at any time prior to or during the Forbearance Period (although interest shall continue to accrue at the rates otherwise applicable) as to any amounts payable or outstanding under the Credit Agreement; PROVIDED, that during the Forbearance Period all Revolving Loans shall be maintained as ABR Advances and may not be converted to Eurodollar Advances.

     SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

              "AMENDMENT NO. 3": shall mean that certain
              Amendment No. 3 and Forbearance to and under the Credit Agreement, dated as of December __, 1998.

              "AMENDMENT NO. 3 EFFECTIVE DATE": shall have the meaning set forth in Section 3 of Amendment No. 3.

              "FORBEARANCE EVENTS OF DEFAULT": shall have the meanings set forth in Recital B of Amendment No. 3.

              "FORBEARANCE PERIOD": shall mean the period commercing on the Amendment No. 3 Effective Date and ending on the earliest to occur of (i) January 29, 1999, and (ii) the occurrence and continuance of any Event of Default other than the Forbearance Events of Default.

              "PURCHASE AGREEMENT": shall mean that certain Asset Purchase Agreement dated November 16, 1998 by and between Rosemount Aerospace Inc. (the "PURCHASER") and the Borrower, a true and correct copy of which has heretofore been delivered to the Administrative Agent.

    (b) Section 2.4(b) of the Credit Agreement is hereby amended by deleting the word "and" immediately following subsection (ii) thereof, by deleting the period at the end of subsection (iii) thereof and inserting in lieu thereof a semi-colon and the word "and", and by inserting the following new subsection
(iv) at the end thereof:

              "(iv) by an amount equal to (x) 50% of the Base Purchase Price (as defined in the Purchase Agreement) and (y) 50% of the Adjusted Balance (as defined in Exhibit G to the Purchase Agreement), it being understood and agreed that, notwithstanding anything to the contrary contained in subsection (i) above, the Borrower shall be permitted to retain, for working capital purposes (A) 50% of the Base Purchase Price (subject to the payment of the legal fees and expenses set forth in Section 3 to Amendment No.
              3), (B) 100% of the first $75,000 of the Balance payable to the Buyer (as defined in the Purchase Agreement and described in Exhibit B to the Purchase Agreement) and (C) 50% of the Adjusted Balance."

    (c) Section 7.1 of the Credit Agreement is hereby amended by deleting the word "and" immediately following subsection (h) thereof, by deleting the period at the end of subsection (i) thereof and inserting in lieu thereof a semi-colon, and by inserting the following new subsections (j), (k), (l) and
(m) at the end thereof:

              "(j) each of the following, in each case within 10 days of the end of such fiscal month, for the immediately preceding fiscal month and separately for the Borrower, each of the Subsidiaries, divisions and major vendors and customers: (A) a summary aging schedule of accounts receivable,
              (B) a schedule of inventory (raw material, work in process and finished goods), (C) a schedule of payables and (D) schedules of revenue by bookings, shipments and backlog, all in form acceptable to the Administrative Agent;

              (k) collateral audits (at the Borrower's expense) of the Borrower and any Subsidiaries and divisions as the Administrative Agent or Required Lenders shall direct, on a semi-annual basis or such other basis as the Administrative Agent and the Required Lenders may from time to time reasonably require in their sole discretion;

              (1) no later than the second to last Business Day in each week, and in each case, separately for the Borrower, each of the Subsidiaries and divisions (A) a schedule of sales for the immediately preceding week, (B) a schedule of anticipated cash receipts and disbursements for the immediately succeeding thirteen weeks and
              (C) a schedule of actual cash receipts and disbursements for the immediately preceding thirteen weeks; and

              (m) bi-monthly, a status update on the
              Borrower's efforts to obtain subordinated financing and/or equity investments and proposed asset dispositions outside the ordinary course of business."

    (d) Section 8.6 of the Credit Agreement is hereby amended by inserting the following new subsection (e) at the end thereof:

              "(e) notwithstanding anything to the contrary set forth in this Section 8.6, and subject to the terms of Section 2.4(b)(iv) hereof, the sale and disposition of the assets of the Borrower's Aircraft Safety Division pursuant to the terms of the Purchase Agreement, it being agreed that, upon the occurrence of the Amendment No. 3 Effective Date, the Lenders shall be deemed to have consented to, and do hereby authorize the Administrative Agent to release any Liens the Administrative Agent may have on the assets so being sold or disposed of."

    (e) Section 11.4(a) of the Credit Agreement is hereby amended by inserting the words "and the reasonable fees, charges and disbursements of a consultant retained by the Administrative Agent or the Lenders" immediately following the words "the reasonable fees, charges and disbursements of counsel," appearing in clause (i) thereof, and is hereby further amended by inserting the following words and the end of clause (i) thereof:

              "in addition thereto, to pay or reimburse the Lenders for the reasonable fees, charges and disbursements for one counsel selected by the Lenders, in connection with the preparation, negotiation and execution of any amendment, supplement or modification to any of the Loan Documents (whether or not executed or effective), any documents prepared in connection therewith and the consummation of the transactions contemplated thereby and"

     SECTION 3. This Amendment and Forbearance shall not become effective until the date (the "Amendment No. 3 Effective Date") on which each of the following has occurred:

     (a) The Administrative Agent shall have executed this Amendment and Forbearance and shall have received the consent thereto of each of the Lenders, the Borrower and the Subsidiary Guarantors;

     (b) The Purchaser shall have advised the Administrative Agent (by telephone, confirmed by facsimile transmission) that, concurrently with the Amendment No. 3 Effective Date and the release by the Administrative Agent of the liens created pursuant to the Security Agreement on the asset of the Borrower's Aircraft Safety Division, it has transmitted the Base Purchase Price (as defined in the Purchase Agreement), by wire transfer of immediately available funds, into an account under the exclusive dominion and control of the Administrative Agent;

     (c) The transactions contemplated by the Purchase Agreement shall have been consummated by not later than December 11, 1998;

     (d) The Borrower and the Subsidiary Guarantors shall have executed and delivered an amendment and restatement of the Security Agreement in form and substance satisfactory to the Administrative Agent, together with executed UCC-3 and UCC-2 amendment statements for filing in appropriate jurisdictions;

     (e) The Administrative Agent shall have received the favorable opinion of counsel to the Borrower and the Subsidiary Guarantors, in form and substance satisfactory to the Administrative Agent;

     (f) The Borrower, through its direction referred to in the last phrase of this sentence, shall have caused provision to be made for payment of (i) the past due legal expenses of Emmet, Marvin & Martin, LLP, counsel to the Administrative Agent, in the amount of $33,672.03 and the additional reasonable fees and disbursements of such firm prior to the Amendment No. 3 Effective Date and (ii) the reasonable legal fees and disbursements of Zalkin, Rodin & Goodman LLP, counsel for the Lenders, in connection with the negotiation, preparation and execution of this Amendment and Forbearance, and the documents and certificates executed in connection therewith, it being agreed that, by its execution at the foot hereof, the Borrower shall be deemed to have directed the Administrative Agent to debit such amounts in (i) and (ii) herein from the portion of the Base Purchase Price permitted to be retained by the Borrower as provided for in Section 2.4(b)(iv) of the Credit Agreement, and for the balance thereof to be transferred into the Borrower's operating account (Account No. 690-0761641) maintained with the Administrative Agent;

     (g) (i) The Borrower shall be in compliance with all of the terms and provisions set forth in the Credit Agreement (excluding the forbearance
Events of Default) to be observed and performed by it; (ii) all representations and warranties contained in Article 4 of the Credit Agreement (excluding the Forbearance Events of Default) shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as if made on and as of such date except to the extent such representations and warranties expressly related to an earlier date; and (iii) after giving effect to this Amendment and Forbearance, no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing (other than the Forbearance Events of Default); and

    (h) The Administrative Agent shall have received such other documents as it shall reasonably request.

    SECTION 4. The Borrower agrees to pay to Errunet, Marvin & Martin, LLP and Zalkin, Rodin & Goodman LLP any reasonable fees and disbursements of such firms in connection with the transactions contemplated hereby (including those incurred subsequent to the Amendment No. 3 Effective Date in connection with post-closing matters including, without limitation, filing of UCC-3 and UCC-2 amendments) promptly upon the presentation of an invoice therefor. The Borrower authorizes and directs the Administrative Agent to debit the Borrower's account referred to above and pay such amounts no earlier than three (3) days subsequent to such presentation.

    SECTION 5. By their execution at the foot hereof, each of the Borrower and each Subsidiary Guarantor hereby reaffirms and admits the validity and enforce ability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder and admits that it has no defense, offset or counterclaim thereto.

    SECTION 6. This Amendment and Forbearance and the consents hereto may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment and Forbearance and the consents hereto to produce or account for more than one counterpart signed by the party to be charged.

    SECTION 7. This Amendment and Forbearance is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

    SECTION 8. Upon compliance with the provisions of Section 3 hereof, the Lenders shall be deemed to have consented to the Borrower's sale of its Aircraft Safety Division and directed the Administrative Agent to release form the liens created by the Security Agreement the assets of the Borrower's Aircraft Safety Division.

                              ROBOTIC VISION SYSTEMS, INC.
                            AMENDMENT NO. 3 AND FORBEARANCE
                            TO AND UNDER THE CREDIT AGREEMENT


     IN WITNESS WHEREOF, the Borrower and the Administrative Agent have caused this Amendment and Forbearance to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       ROBOTIC VISION SYSTEMS, INC.


                                       By: Pat V. Coster
                                           -------------------------------
                                       Name: Pat V. Coster
                                             -----------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------



                                       THE BANK OF NEW YORK, individually
                                       and as Administrative Agent



                                       By:  Edward J. Desalvio
                                           -------------------------------
                                       Name: EDWARD J. DeSALVIO
                                             -----------------------------
                                       Title: VICE PRESIDENT
                                              ----------------------------

                              ROBOTIC VISION SYSTEMS, INC.
                            AMENDMENT NO. 3 AND FORBEARANCE
                            TO AND UNDER THE CREDIT AGREEMENT


CONSENTED TO:

FIRST UNION NATIONAL BANK


By:  /s/ Anne D. Brehany
   -------------------------------
Name:   Anne D. Brehany
      -----------------------------
Title:   Vice President
      ----------------------------

                              ROBOTIC VISION SYSTEMS, INC.
                            AMENDMENT NO. 3 AND FORBEARANCE
                            TO AND UNDER THE CREDIT AGREEMENT


CONSENTED TO:

FLEET BANK, N.A.


By: Donald R. Nicholson
   -------------------------------
Name: Donald R. Nicholson
      -----------------------------
Title: SVP
      ----------------------------

                              ROBOTIC VISION SYSTEMS, INC.
                            AMENDMENT NO. 3 AND FORBEARANCE
                            TO AND UNDER THE CREDIT AGREEMENT


CONSENTED TO:

SYSTEMATION ENGINEERED PRODUCTS, INC.
VANGAURD AUTOMATION, INC.



By: Pat V. Costa
   -------------------------------
Name: Pat V. Costa
      -----------------------------
Title: Chief Executive Officer
      ----------------------------


NORTHEAST ROBOTICS LLC
By:  Robotic Vision Systems, Inc.
     as Sole Member and Manager
     of Acuity Imaging LLC,
     As Sole Member and Manager


By: Pat V. Costa
   -------------------------------
Name: Pat V. Costa
      -----------------------------
Title: Chief Executive Officer
      ----------------------------

                              ROBOTIC VISION SYSTEMS, INC.
                            AMENDMENT NO. 3 AND FORBEARANCE
                            TO AND UNDER THE CREDIT AGREEMENT


CONSENTED TO:



ACUITY IMAGING LLC
By:  Robotic Vision Systems, Inc.
     as Sole Member and Manager

By: Pat V. Costa
   -------------------------------
Name: Pat V. Costa
      -----------------------------
Title: Chief Executive Officer
      ----------------------------



CIMATRIX LLC
By:  Robotic Vision Systems, Inc.
     as Sole Member and Manager

By: Pat V. Costa
   -------------------------------
Name: Pat V. Costa
      -----------------------------
Title: Chief Executive Officer
      ----------------------------

                                     SCHEDULE I
                            FORBEARANCE EVENTS OF DEFAULT

(i)  EXISTING EVENTS OF DEFAULT

     Section 8.14(a)     Leverage Ratio

     Section 8.14(b)     Ratio of Total Liabilities to Tangible Net Worth

     Section 8.14(c)     Consolidated Working Capital

     Section 8.14(d)     Quick Ratio

     Section 8.14(e)     Consolidated Tangible Net Worth

(ii) ANTICIPATORY EVENTS OF DEFAULT

     Same as (i) above